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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21308

                           The China-U.S. Growth Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

                                 THE CHINA-U.S.
                                   GROWTH FUND

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT  [ALGER LOGO]
                               October 31, 2006

--------------------------------------------------------------------------------
DEAR SHAREHOLDERS,                                              DECEMBER 6, 2006
--------------------------------------------------------------------------------

      Looking back on the fiscal year that ended October 31, 2006, we were reminded of the famous quotation from Shakespeare's THE TEMPEST: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

      "Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Reserve Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policymaker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

      One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island--with no overarching point of reference and a profound sense of unease.

      Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent"--a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates--which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

      But as in Shakespeare's brave new world, unease sits side by side with opportunity. Today's better companies are much farther ahead in their thinking and planning than most countries and governments--think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed companies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research: the Internet. O Brave New World, indeed.)

      Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Average(i) broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

      And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general, the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign in our view that the global market is determining the economic landscape more than any one central bank--even one as powerful as the Federal Reserve.

      What has been most surprising this year is how strong corporate earnings have remained; and even though U.S. equity markets have risen they have still lagged earnings. The companies of the S&P 500 Index(ii) have registered earnings growth in the high teens--not to mention having increased almost 75% over the past five years--while the S&P 500 itself was up approximately 12% year-to-date through October 31. The major U.S. indices have fared about the same, with the Nasdaq(iii) weaker. The result has been a steady compression of valuations, with the forward multiple for the S&P 500 going from over 18X in 2002 to just over 14X in 2006, a compression of nearly 25%.

      While economic growth slowed in the earlier part of the year in the United States, it soared in China to a high of 11.3%. In fact, during the fiscal year China began to surpasss the United States as the primary engine for global trade. In July, China's exports ($80.34 billion) exceeded U.S. exports ($80.31 billion) a fact which is all the more startling given that even on a purchasing power basis, China's economy is at best one third of the size of the U.S. economy. Equally significant, China's appetite for the raw materials of an industrial revolution--steel, aluminum, power generation equipment, copper, zinc, iron ore and, of course, oil--has changed the global price structure for these materials, forcing a spike in energy and commodity prices that few companies or investors fully anticipated. Even today, with the China story a mystery to no one, we believe that the longevity and intensity of China's appetite for goods and services will continue to drive prices and propel global trade more substantially than even "China bulls" suggest.

      One other positive for the U.S. market occurred just after the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome--not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

      As for our outlook for 2007: more of the same. We expect the gap between how the U.S economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.

PORTFOLIO MATTERS

      For the fiscal year ending October 31, 2006, The China-U.S. Growth Fund gained 33.48%. During the same period the S&P 500 Index returned 16.34%, and the MSCI Zhong Hua Index(iv) gained 33.21%.

      An underweight position in the Financials sector contributed to the Fund's fiscal year return. During the year, Financials at an average weight of 16.02% of Fund assets were underweight compared to the benchmarks, outperforming the S&P 500, but underperforming the Zhong Hua. Several Fund holdings in this sector were among the stronger performers including China Life Insurance Co. Ltd., one of China's leading providers of individual and group life insurance, Agile Property Holdings Ltd., a residential property developer in China's Guangdong province, and China Resources Land Ltd., an investment holding company whose subsidiaries are engaged in land and property development.

      The Fund's next largest average exposure was in the Consumer Discretionary sector with an average weighting of 13.11% above both benchmarks. The Fund's holdings provided a return that was also above both benchmarks' returns, primarily due to Xinyu Hengdeli Holdings Ltd., a wholesaler of watches in the Peoples Republic of China ("PRC"), Wynn Resorts Ltd., a $2.7 billion luxury hotel and destination casino resort located in Las Vegas, and China Resources Enterprise Ltd., a consumer business firm engaged in retail, beverage, food processing and distribution, textile and property investment in both the Mainland China and Hong Kong.

      High oil costs had an impact on the global economy. The Fund's energy holdings, at an average weight of 11.49%, were overweight to and outperformed the S&P 500. They were underweight to and underperformed the Zhong Hua. Contributors included strong returns from PetroChina Co., Ltd., one of the largest producers and distributors of petroleum and natural gas in the PRC, and Sinopec Zhenha, one of the largest producers and sellers and sale of petroleum and petrochemical products in the PRC, as well as oil and gas drilling companies, including Schlumberger Ltd., the world's leading supplier of technology, project management and information solutions to the oil and gas industry.

      Despite high energy costs, both the materials and industrials sectors performed well due to rising production. In the materials sector, the Fund was overweight compared to both the U.S. and China benchmarks, and significantly outperformed them. Solid contributors in the materials sector, included Oregon Steel Mills, Inc., one of the most diversified steel manufacturers in North America, Phelps Dodge Corp., one of the world's leading producers of copper, and Jiangxi Copper Co. Ltd. one of China's leaders in copper mining, milling, smelting and refining. In the Industrials sector, the Fund was overweight the S&P 500, and underweight the Zhong Hua, but outperformed them both. In this sector, the Fund saw strong performances from companies including Caterpillar, Inc., the world's leading manufacturer of construction and mining equipment, and Evergreen Solar, Inc., a developer and manufacturer of photovoltaic modules and solar cells.

      Our holdings in the information technology sector, at an average weight of 16.24%, were overweight compared to both the U.S. and China benchmarks, but outperformed them. Our holdings in this sector were bolstered by performances from Tencent Holdings, Ltd., operator of the leading Internet community in China, The9, Ltd., a leading online game operator in China, and NVIDIA Corp., the worldwide leader in programmable graphics processor technologies. Strong performances in the Fund compensated for some detractors including Broadcom Corp., a global leader in semiconductors for wired and wireless communications, and Lenovo Group, Ltd., an international provider of PC products.

      The Fund's holdings in the health care sector, at an average weight of 3.64%, were underweight compared to the S&P 500 and underperformed it. The Fund's performance in this sector was due to weaker contributions by Sino Biopharmaceutical Ltd., an international leader in the research, development, manufacture, and sales of biopharmaceuticals, and China Medical Technologies, Inc. a high-tech enterprise specialized in R&D and manufacturing medical equipment and bio-medical products. Against the Zhong Hua, however, the Fund was overweight and outperformed.

IN SUMMARY

      Shakespeare's THE TEMPEST ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future laden with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four decades. And as the year comes to a close, we thank you for the trust you place in us and for joining us as we explore this brave new world.

      Respectfully submitted,

      /s/ Daniel C. Chung                         /s/ Zachary Karabell

      Daniel C. Chung                             Zachary Karabell
      CHIEF INVESTMENT OFFICER                    CHIEF ECONOMIST

----------
(i) The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

(ii) Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

(iii) Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.

(iv) The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

      Investors can not invest directly in an index.

      This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

      The views and opinions of the Fund's management in this report are as of the date of the Shareholder letter and are subject to change at any time. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments which is included in this report for a complete list of fund holdings as of October 31, 2006.

A WORD ABOUT RISK

      Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. The Fund can leverage. Leveraging is speculative and involves risks greater than those associated with ordinary portfolio transactions. It may cause the Fund's net asset value to be more volatile than that of funds that do not engage in leveraging. Investing in Foreign securities involve additional risks (including currency risk, risk related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity and lack of industry diversification) and may not be suitable for all investors. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

      MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

      BEFORE INVESTING IN THE CHINA-U.S. GROWTH FUND, INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT (800) 992-3863, OR VISITING OUR WEBSITE AT WWW.ALGER.COM, OR CONTACTING THE FUND'S DISTRIBUTOR, FRED ALGER & COMPANY, INCORPORATED, 111 FIFTH AVENUE, NEW YORK 10003. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                         HYPOTHETICAL $10,000 INVESTMENT

                            FROM 11/3/03 TO 10/31/06

                                  [LINE GRAPH]

            China-U.S.Growth      S&P 500 Index       MSCI Zhong Hau Index
11/3/03        $   9,475             $10,000               $10,000
10/31/04       $10,469.9             $10,762               $10,742
10/31/05       $  12,308             $11,699               $12,098
10/31/06       $16,428.3             $13,612               $16,116

The chart above illustrates the change in value of a hypothetical $10,000 investment made in The China-U.S. Growth Fund, with an initial 5.25% maximum sales charge, the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) on November 3, 2003, the inception date of The China-U.S. Growth Fund, through October 31, 2006. Figures for The China-U.S. Growth Fund, the S&P 500 Index and the MSCI Zhong Hau Index include reinvestment of dividends.

--------------------------------------------------------------------------------
                      PERFORMANCE COMPARISON AS OF 10/31/06
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               1        SINCE
                                                              YEAR    INCEPTION
--------------------------------------------------------------------------------
   THE CHINA-U.S. GROWTH FUND (INCEPTION 11/3/03)            26.47%     64.28%
   S&P 500 Index                                             16.34%     36.12%
   MSCI Zhong Hau Index                                      33.21%     61.16%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WW.ALGER.COM OR CALL US AT (800) 992-3863.

PORTFOLIO SUMMARY+ (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      VALUE (%)
--------------------------------------------------------------------------------
United States                                                           51.1%
China                                                                   12.1

                                                                      VALUE (%)
--------------------------------------------------------------------------------
Hong Kong                                                               15.6%
Taiwan                                                                  15.6
Cash and Net Other Assets                                                5.6
--------------------------------------------------------------------------------
                                                                       100.0%
--------------------------------------------------------------------------------

+     BASED ON NET ASSETS.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--94.4%                                      SHARES          VALUE
--------------------------------------------------------------------------------

UNITED STATES--51.1%

AEROSPACE & DEFENSE--.9%
Boeing Company                                             7,850   $    626,901
--------------------------------------------------------------------------------

BEVERAGES--2.7%
Anheuser-Busch Companies, Inc.                            18,750        889,125
PepsiCo, Inc.                                             17,150      1,087,996
--------------------------------------------------------------------------------
                                                                      1,977,121
--------------------------------------------------------------------------------

BIOTECHNOLOGY--1.5%
Amgen Inc.                                                14,555      1,104,870
--------------------------------------------------------------------------------

CAPITAL MARKETS--1.3%
Goldman Sachs Group, Inc.                                  5,000        948,950
--------------------------------------------------------------------------------

COMMERCIAL BANKS--1.5%
Bank of America Corporation                               20,350      1,096,254
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--3.3%
Corning Incorporated*                                     34,900        713,007
Motorola, Inc.                                            35,050        808,253
QUALCOMM Inc.                                             24,650        897,014
--------------------------------------------------------------------------------
                                                                      2,418,274
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--2.0%
Atheros Communications*                                   68,100      1,479,813
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.1%
United Therapeutics Corporation*                          13,600        813,960
--------------------------------------------------------------------------------

EDUCATION--.8%
New Oriental Education-SP ADR#                            25,000        602,500
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--.9%
Emerson Electric Co.                                       7,900        666,760
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--4.8%
Dril-Quip Inc.                                            11,100        437,118
Schlumberger Limited                                      12,800        807,424
Suntech Power Holdings Co., Ltd. ADR*#                    69,350      1,803,100
Tenaris S. A. ADR#                                        11,800        455,362
--------------------------------------------------------------------------------
                                                                      3,503,004
--------------------------------------------------------------------------------

FINANCE--1.0%
Intercontinental Exchange Inc.*                            8,300        700,686
--------------------------------------------------------------------------------

FREIGHT & LOGISTICS--.7%
FedEx Corp.                                                4,750        544,065
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--1.3%
Home Inns & Hotels Management, Inc.*                      12,250        300,615
Starbucks Corporation*                                    17,200        649,300
--------------------------------------------------------------------------------
                                                                        949,915
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Company                                  23,150   $  1,467,479
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--.8%
General Electric Company                                  15,950        560,005
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--1.5%
eBay Inc.*                                                33,550      1,077,961
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--2.4%
Netease.com Inc. ADR*#                                    66,500      1,097,250
Yahoo! Inc.*                                              24,750        651,915
--------------------------------------------------------------------------------
                                                                      1,749,165
--------------------------------------------------------------------------------

MACHINERY--2.0%
Joy Global Inc.                                           17,500        684,425
Manitowoc Company, Inc.                                   13,500        740,880
--------------------------------------------------------------------------------
                                                                      1,425,305
--------------------------------------------------------------------------------

MEDIA--2.2%
Focus Media Holding Limited ADR*#                         12,700        671,703
News Corporation Cl. A                                    45,100        940,335
--------------------------------------------------------------------------------
                                                                      1,612,038
--------------------------------------------------------------------------------

MEDICAL DEVICES--1.1%
Mindray Medical International Limited*                    42,556        770,264
--------------------------------------------------------------------------------

METALS & MINING--6.1%
Cameco Corporation                                        12,250        430,342
Companhia Vale do Rio Doce (CVRD) ADR#                    49,100      1,249,104
Freeport-McMoRan Copper & Gold, Inc. Cl. B                 4,800        290,304
Phelps Dodge Corporation                                  11,450      1,149,351
Schnitzer Steel Industries, Inc. Cl. A                    38,300      1,338,968
--------------------------------------------------------------------------------
                                                                      4,458,069
--------------------------------------------------------------------------------

OIL & GAS--.9%
Petroleo Brasileiro S. A. ADR#                             7,750        687,890
--------------------------------------------------------------------------------

PERSONAL PRODUCTS--1.6%
Avon Products, Inc.                                       38,950      1,184,469
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--.7%
Freescale Semiconductor Inc. Cl. A*                       13,400        527,558
--------------------------------------------------------------------------------

SOFTWARE--.8%
BEA Systems, Inc.*                                        36,700        597,109
--------------------------------------------------------------------------------

SPECIALTY RETAIL--2.2%
Circuit City Stores, Inc.                                 27,100        731,158
Tiffany & Co.                                             25,400        907,288
--------------------------------------------------------------------------------
                                                                      1,638,446
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--1.0%
Polo Ralph Lauren Corporation Cl. A                        9,850        699,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES--2.0%
Veolia Environnement                                      23,800   $  1,456,560
--------------------------------------------------------------------------------

TOTAL UNITED STATES
   (Cost $34,090,485)                                                37,344,741
--------------------------------------------------------------------------------

CHINA--12.1%

COMMUNICATION EQUIPMENT--1.1%
ZTE Corporation Cl. H                                    226,000        836,765
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.1%
China National Building Material Company Ltd.*         1,414,000        787,118
--------------------------------------------------------------------------------

CONSUMER PRODUCTS--2.0%
GOME Electrical Appliances Holdings Limited              642,822        553,692
Win Hanverky Holdings Ltd.                             2,262,000        924,745
--------------------------------------------------------------------------------
                                                                      1,478,437
--------------------------------------------------------------------------------

ELECTRIC UTILITIES--.8%
Datang International Power Generation Company
   Limited                                               712,000        603,209
--------------------------------------------------------------------------------

FINANCIAL SERVICES--2.1%
China Merchants Bank Co., Ltd.                           490,500        765,526
Industrial and Commercial Bank Of China*               1,639,000        733,265
--------------------------------------------------------------------------------
                                                                      1,498,791
--------------------------------------------------------------------------------

INSURANCE--2.0%
China Intl Life Insurance Co. Cl. H *                    686,000      1,444,576
--------------------------------------------------------------------------------

METALS & MINING--.8%
Angang New Steel Company Limited Cl. H                   552,000        564,168
--------------------------------------------------------------------------------

OIL & GAS--2.2%
China Petroleum & Chemical Corp. (Sinopec)               792,000        549,821
PetroChina Company Limited Cl. H                         974,000      1,073,105
--------------------------------------------------------------------------------
                                                                      1,622,926
--------------------------------------------------------------------------------

TOTAL CHINA
   (Cost $8,095,333)                                                  8,835,990
--------------------------------------------------------------------------------

HONG KONG--15.6%

COMMERCIAL BANKS--1.2%
HSBC Holdings plc                                         16,400        309,508
The Bank of East Asia, Ltd.                              114,600        547,326
--------------------------------------------------------------------------------
                                                                        856,834
--------------------------------------------------------------------------------

CONSUMER PRODUCTS--.7%
Minth Group Ltd.                                         698,000        493,538
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
AAC Acoustic Technology Holdings Inc.*                   656,000        762,386
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES--2.3%
China Insurance International Holdings Company
   Limited                                             1,100,000   $    947,480
Hong Kong Exchanges & Clearing Limited                    93,000        736,489
--------------------------------------------------------------------------------
                                                                      1,683,969
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--.5%
Shangri-La Asia Limited                                  164,000        355,892
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--.8%
Peace Mark (Holdings) Limited                            900,000        613,226
--------------------------------------------------------------------------------

METALS--.9%
Lee Kee Holdings Limited*                              1,866,473        664,667
--------------------------------------------------------------------------------

OIL & GAS--.9%
CNOOC Limited                                            804,000        675,984
--------------------------------------------------------------------------------

REAL ESTATE--1.6%
Cheung Kong (Holdings) Limited                            56,000        609,061
Chinese Estates Holdings Limited                         297,002        356,241
Sun Hung Kai Properties Limited                           18,000        196,811
--------------------------------------------------------------------------------
                                                                      1,162,113
--------------------------------------------------------------------------------

RESTAURANTS--.7%
Cafe De Coral Holdings Limited                           318,000        497,122
--------------------------------------------------------------------------------

UTILITIES--1.4%
Hong Kong and China Gas Company Limited                  462,000      1,058,406
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--3.6%
China Mobile (Hong Kong) Limited                         328,500      2,669,039
--------------------------------------------------------------------------------

TOTAL HONG KONG
   (Cost $10,350,170)                                                11,493,176
--------------------------------------------------------------------------------

TAIWAN--15.6%

COMPUTERS & PERIPHERALS--.8%
Foxconn Technology Co. Ltd.                               60,000        586,534
--------------------------------------------------------------------------------

CONSUMER PRODUCTS--1.6%
Largan Precision Co., Ltd.                                18,000        358,970
Uni-President Enterprises Corp                           915,000        815,906
--------------------------------------------------------------------------------
                                                                      1,174,876
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES--1.4%
Cathay Financial Holding Co., Ltd.                       517,000      1,004,563
--------------------------------------------------------------------------------

FINANCIAL SERVICES--.9%
Shin Kong Financial Holding Co., Ltd.                    737,000        652,742
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--2.1%
Cheng Uei Precision Industry Co., Ltd                    171,000   $    592,408
Epistar Corporation                                      168,000        464,600
Tripod Technology Corp.                                  142,000        442,747
--------------------------------------------------------------------------------
                                                                      1,499,755
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES--.7%
AU Optronics Corp.                                       364,000        491,254
--------------------------------------------------------------------------------

IT SERVICES--7.2%
Delta Electronics Inc.                                   358,000      1,013,767
Hon Hai Precision Industry Co., Ltd.                     287,000      1,863,186
MediaTek Incorporation                                    82,000        801,596
Simplo Technology Co., Ltd.                              220,000        620,334
Taiwan Semiconductor Manufacturing Company Ltd.          542,000        995,993
--------------------------------------------------------------------------------
                                                                      5,294,876
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--.9%
Holtek Semiconductor Inc.                                337,000        678,162
--------------------------------------------------------------------------------

TOTAL TAIWAN
   (Cost $11,393,300)                                                11,382,762
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $63,929,288)                                                69,056,669
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--4.9%
Federal National Mortgage Association, 4.95%, 11/1/06
   (Cost $3,585,000)                                  $3,585,000      3,585,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $67,514,288)(a)                                    99.3%    72,641,669
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities                        0.7        505,483
--------------------------------------------------------------------------------

NET ASSETS                                                 100.0%  $ 73,147,152
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $67,793,537 AMOUNTED TO $4,848,035 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $6,105,120 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,257,085.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -12-

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
   (cost $67,514,288), see accompanying schedule
   of investments                                                  $ 72,641,572
Cash                                                                    525,672
Receivable for investment securities sold                               196,215
Receivable for shares of beneficial interest sold                       365,779
Dividends receivable                                                     30,792
Receivable from Investment Manager--Note 3(a)                             6,544
Prepaid Expenses                                                         26,179
--------------------------------------------------------------------------------
   Total Assets                                                      73,792,753
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased           $  415,870
Payable for shares of beneficial interest redeemed        46,120
Investment advisory fees payable                          93,270
Shareholder servicing fees payable                        15,545
Trustees' fees payable                                     2,718
Accrued expenses                                          72,078
--------------------------------------------------------------------------------
   Total Liabilities                                                    645,601
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 73,147,152
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid in capital                                                 $ 58,221,182
   Undistributed net investment income (accumulated
      loss)                                                                  --
   Undistributed net realized gain (accumulated loss)                 9,798,686
   Net unrealized appreciation (depreciation) of
      investments                                                     5,127,284
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 73,147,152
--------------------------------------------------------------------------------
Net Asset Value Per Share                                          $      15.57
--------------------------------------------------------------------------------
Offering Price Per Share                                           $      16.43
--------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING--NOTE 6                     4,699,213
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.                                          -13-

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
   Dividends                                                       $    863,084
   Interest                                                             177,726
--------------------------------------------------------------------------------
   Total Income                                                       1,040,810
--------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees--Note 3(a)               $   823,741
   Custodian Fees                                         84,598
   Shareholder servicing fees--Note 3(f)                 137,290
   Trustees fees                                          23,999
   Professional Fees                                      60,246
   Printing fees                                          35,150
   Transfer agent fees and expenses--Note 3(b)            83,848
   Registration Fees                                      27,193
   Miscellaneous                                          18,786
--------------------------------------------------------------------------------
                                                       1,294,851
Less expense reimbursement--Note 3(a)                    (86,698)
--------------------------------------------------------------------------------
   Total Expenses                                                     1,208,153
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (167,343)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments                      10,267,627
Net realized loss on foreign currency transactions       (61,727)
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                               3,319,935
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments
   and foreign currency                               13,525,835
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $ 13,358,492
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.                                          -14-

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         For the        For the
                                                      Year Ended     Year Ended
                                                     October 31,    October 31,
                                                            2006           2005
--------------------------------------------------------------------------------

Net investment loss                                  $  (167,343)  $   (176,426)
Net realized gain on investments and foreign
   currency transactions                              10,205,900      4,182,434
Net change in unrealized appreciation (depreciation)
   on investments, foreign currency translations       3,319,935        779,610
--------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                         13,358,492      4,785,618
--------------------------------------------------------------------------------
Distributions to Shareholders from:
   Net realized gains                                 (4,057,743)             0
--------------------------------------------------------------------------------
Net increase from shares of beneficial interest
   transactions--Note 5                               27,215,916      5,554,861
--------------------------------------------------------------------------------
      Total increase in net assets                    36,516,665     10,340,479
Net assets:
   Beginning of year                                  36,630,487     26,290,008
--------------------------------------------------------------------------------
   END OF YEAR                                       $73,147,152   $ 36,630,487
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.                                          -15-

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                            For the             For the       November 3,
                                                         year ended          year ended        2003(i) to
                                                        October 31,         October 31,       October 31,
                                                               2006                2005          2004(ii)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     12.99         $     11.05       $     10.00
Net investment loss(iii)                                      (0.04)              (0.07)            (0.08)
Net realized and unrealized gain on investments
   and foreign currency                                        4.03                2.01              1.13
----------------------------------------------------------------------------------------------------------
Total from investment operations                               3.99                1.94              1.05
----------------------------------------------------------------------------------------------------------
Distributions from net realized gains                         (1.41)                 --                --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     15.57         $     12.99       $     11.05
----------------------------------------------------------------------------------------------------------
Total return(iv)                                              33.48%              17.56%            10.50%
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted)            $    73,147         $    36,630       $    26,290
----------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets                     2.20%(vii)          2.26%(v)          2.44%(vi)
----------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to average net assets         (0.30)%             (0.56)%           (0.81)%
----------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   192.21%             288.53%           267.42%
----------------------------------------------------------------------------------------------------------

(i)   COMMENCEMENT OF OPERATIONS.

(ii)  RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

(iii) AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(iv)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

(v)   AMOUNT HAS BEEN REDUCED BY 0.51% DUE TO EXPENSE REIMBURSEMENTS.

(vi)  AMOUNT HAS BEEN REDUCED BY 0.43% DUE TO EXPENSE REIMBURSEMENTS.

(vii) AMOUNT HAS BEEN REDUCED BY 0.16% DUE TO EXPENSE REIMBURSEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -16-

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--GENERAL:
--------------------------------------------------------------------------------

The China-U.S. Growth Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by normally investing in equity securities which are publicly traded in the United States, China, Hong Kong and Taiwan markets. The Fund commenced operations on November 3, 2003 with the issuance of 10,000 shares at $10.00 per share to Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. The Fund's single share class was re-designated as Class A shares effective January 24, 2005, and are generally subject to an initial sales charge. The Fund's fiscal year ends on October 31.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------

(a) Investment Valuation--Investments of the Fund are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities listed on foreign exchanges are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there be no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's net asset value. However, if it be determined that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006 the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recognized on the ex- dividend date and interest income is recognized on the accrual basis. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Dividends to Shareholders--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial statement purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and foreign currency transactions. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(e) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(f) Indemnification--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(g) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment Advisory and Administration Fees--Prior to September 12, 2006, Fred Alger Management, Inc. ("Alger Management") provided both advisory services and administrative services to the Fund pursuant to an investment advisory agreement with the Fund. Effective September 12, 2006, the services provided by Alger Management to the Fund were bifurcated into two separate agreements -- an investment advisory agreement and an administration agreement. Fees for these services incurred by the Fund, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

      Investment Advisory fee rate through September 11, 2006              1.50%
      Advisory fee rate effective September 12, 2006                       1.46
      Administration fee rate effective September 12, 2006                 0.04

Through September 12, 2006, JF International Management, Inc. ("JFIM"), a registered investment adviser, acted as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management. Effective September 20, 2006, Martin Currie, Inc., a registered investment advisor, replaced JFIM as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management.

Effective February 28, 2006, Alger Management established an expense cap for the Fund, whereby it reimbursed the Fund if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed 2.20% of average daily net assets. For the year ended October 31, 2006, Alger Management reimbursed the

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fund $86,698. Alger Management has contractually agreed to extend the expense cap through February 28, 2007.

(b) Shareholder/Administrative Servicing Fees--The Fund has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. ("BFDS") and other related services. During the year ended October 31, 2006, the Fund incurred fees of $10,195 for these services provided by Alger Services.

(c) Sales Charges--Purchases of shares of the Fund may be subject to initial sales charges. For the year ended October 31, 2006, the initial sales charges retained by Fred Alger & Company (the "Distributor"), were approximately $7,251. Sales charges do not represent expenses of the Fund.

(d) Brokerage Commissions--During the year ended October 31, 2006, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $48,572 in connection with securities transactions.

(e) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(f) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

(g) Other Transactions with Affiliates--Certain directors and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services. At October 31, 2006, Alger Management and its affiliates owned 1,113,591 shares of the Fund.

NOTE 4--SECURITIES TRANSACTIONS:
--------------------------------------------------------------------------------

During the year ended October 31, 2006, purchases and sales of investment securities, excluding short-term securities, aggregated $118,745,198 and $97,743,534, respectively.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5--LINE OF CREDIT:
--------------------------------------------------------------------------------

The Fund participates in a committed line of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand. The Fund may borrow under such line of credit exclusively for temporary or emergency purposes. For the year ended October 31, 2006, the Fund had no borrowings.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6--SHARE CAPITAL:
--------------------------------------------------------------------------------

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
                              FOR THE YEAR ENDED           FOR THE YEAR ENDED
                               OCTOBER 31, 2006             OCTOBER 31, 2005
--------------------------------------------------------------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares sold               2,119,274    $ 31,308,238     916,179    $ 11,342,864
Dividends reinvested        281,093       3,482,743          --              --
Shares redeemed            (521,355)     (7,575,065)   (475,571)     (5,788,003)
--------------------------------------------------------------------------------
NET INCREASE              1,879,012    $ 27,215,916     440,608    $  5,554,861
--------------------------------------------------------------------------------

The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than one year after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2006 and the year ended October 31, 2005, redemption fees were $29,634 and $15,404, respectively.

NOTE 7--TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------

The tax character of distributions paid during the year ended October 31, 2006 and the year ended October 31, 2005 were as follows:

                                             YEAR ENDED            YEAR ENDED
                                          OCTOBER 31, 2006      OCTOBER 31, 2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
--------------------------------------------------------------------------------
   Ordinary Income                           $3,828,244               $ --
   Long-term capital gain                       229,499                 --
--------------------------------------------------------------------------------
   Total distributions paid                  $4,057,743               $ --
--------------------------------------------------------------------------------

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                     $8,336,709
--------------------------------------------------------------------------------
   Undistributed long-term gain                                       1,741,226
--------------------------------------------------------------------------------
   Unrealized appreciation                                           $4,848,132
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8--LITIGATION:
--------------------------------------------------------------------------------

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 7, 2006, Alger Management and Alger

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pretrial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The China-U.S. Growth Fund:

      We have audited the accompanying statement of assets and liabilities of The China-U.S. Growth Fund (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China-U.S. Growth Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

December 12, 2006

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2006 and ending October 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                EXPENSES PAID
                          BEGINNING           ENDING         DURING THE PERIOD
                        ACCOUNT VALUE     ACCOUNT VALUE        MAY 1, 2006 TO
                         MAY 1, 2006     OCTOBER 31, 2006   OCTOBER 31, 2006(b)
--------------------------------------------------------------------------------
   Actual                 $1,000.00          $1,012.40            $11.16
   Hypothetical(a)         1,000.00           1,014.12             11.17
--------------------------------------------------------------------------------

(a)   5% ANNUAL RETURN BEFORE EXPENSES.

(b) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 2.20%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2006, 6.63% of the Funds ordinary dividend qualified for the dividends received deduction for corporations. For the year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income $3,828,244.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, Spectra Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                               OF FUNDS IN
                                                                                              THE ALGER FUND
                                                                                 TRUSTEE      COMPLEX WHICH
    NAME, AGE, POSITION                                                          AND/OR        ARE OVERSEEN
       WITH THE FUND                    PRINCIPAL OCCUPATIONS                 OFFICER SINCE     BY TRUSTEE
------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

ZACHARY KARABELL (38)         Senior Vice President (Vice President prior         2003               1
   Chairman of the Board      to October 2003) and Senior Economic Analyst
                              of Alger Management since 2002; consultant
                              and author since 1997. Research Fellow at
                              the Miller Center, University of Virginia
                              1998-2000 and Visiting Professor, Dartmouth
                              College 1997.
------------------------------------------------------------------------------------------------------------

HILARY M. ALGER, CFA (44)     Trustee/Director of all of the six                  2003              23
   Trustee                    investment companies in the Alger Fund
                              Complex since 2003; Director of Development,
                              Pennsylvania Ballet since 2004; Associate
                              Director of Development, College of Arts and
                              Sciences and Graduate School, University of
                              Virginia 1999-2003; Director of Development
                              and Communications, Lenox Hill Neighborhood
                              House 1997-99.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                OF FUNDS IN
                                                                                              THE ALGER FUND
                                                                                 TRUSTEE       COMPLEX WHICH
    NAME, AGE, POSITION                                                          AND/OR        ARE OVERSEEN
       WITH THE FUND                      PRINCIPAL OCCUPATIONS               OFFICER SINCE     BY TRUSTEE
------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

LESTER L. COLBERT, JR. (72)   Private investor since 1988;                        2003              17
   Trustee                    Trustee/Director of three of the six
                              investment companies in the Alger Fund
                              Complex since 2000, of one since 2003, and
                              of another since 1974. Chairman of the
                              Board, President and Chief Executive Officer
                              of Xidex Corporation 1972-87.
------------------------------------------------------------------------------------------------------------

STEPHEN E. O'NEIL (73)        Attorney; Private investor since 1981;              2003              23
   Trustee                    Director of Brown-Forman Corporation since
                              1978; Trustee/ Director of the six
                              investment companies in the Alger Fund
                              Complex since the inception of each; of
                              Counsel to the law firm of Kohler & Barnes
                              to 1998.
------------------------------------------------------------------------------------------------------------

NATHAN E. SAINT-AMAND         Medical doctor in private practice; Member          2003              23
   M.D. (68)                  of the Board of the Manhattan Institute
   Trustee                    since 1988; Trustee/Director of each of the
                              six investment companies in the Alger Fund
                              Complex since the later of 1986 or its
                              inception; formerly Co-Chairman, Special
                              Projects Committee, Memorial Sloan Kettering.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                               OF FUNDS IN
                                                                                              THE ALGER FUND
                                                                                 TRUSTEE      COMPLEX WHICH
    NAME, AGE, POSITION                                                          AND/OR        ARE OVERSEEN
       WITH THE FUND                      PRINCIPAL OCCUPATIONS               OFFICER SINCE     BY TRUSTEE
------------------------------------------------------------------------------------------------------------
OFFICERS

DAN C. CHUNG (44)             President since September 2003 and Chief            2003              16
   Trustee and                Investment Officer and Director since 2001
   President                  of Alger Management; President since 2003
                              and Director since 2001 of Alger Associates,
                              Inc. ("Associates"), Alger Shareholder
                              Services, Inc. ("Services"), Fred Alger
                              International Advisory S.A.
                              ("International") (Director since 2003),
                              Director of Fred Alger & Co., Inc. ("Alger
                              Inc.") and Analysts Resources, Inc. ("ARI");
                              President of the six investment companies in
                              the Alger Fund Complex since September 2003;
                              Trustee/Director of four of the six
                              investment companies in the Alger Fund
                              Complex since 2001; senior analyst with
                              Alger Management 1998-2001.
------------------------------------------------------------------------------------------------------------

FREDERICK A. BLUM (52)        Executive Vice President, Chief Financial           2003             N/A
   Treasurer                  Officer and Treasurer of Alger Inc., Alger
                              Management, ARI and Services since September
                              2003 and Senior Vice President prior
                              thereto; Executive Vice President of
                              Associates since September 2003; Treasurer
                              or Assistant Treasurer of each of the six
                              investment companies in the Alger Fund
                              Complex since the later of 1996 or its
                              inception; Director of SICAV and
                              International and Chairman of the Board (and
                              prior thereto Senior Vice President) since
                              2003.
------------------------------------------------------------------------------------------------------------

HAL LIEBES (42)               Executive Vice President, Chief Legal               2005             N/A
   Secretary and              Officer, Director and Secretary of Alger
   Chief Operating            Management, Chief Operating Officer,
   Officer                    Director and Secretary of Services, Director
                              of Associates; Executive Vice President,
                              Chief Legal Officer and Director of Alger,
                              Inc.; Secretary of the six investment
                              companies in the Alger Fund Complex.
                              Formerly Chief Compliance Officer 2004-2005,
                              AMVESCAP PLC; U.S. General Counsel 1994-2002
                              and Global General Counsel 2002-2004, Credit
                              Suisse Asset Management.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                               OF FUNDS IN
                                                                                              THE ALGER FUND
                                                                                 TRUSTEE      COMPLEX WHICH
    NAME, AGE, POSITION                                                          AND/OR        ARE OVERSEEN
       WITH THE FUND                        PRINCIPAL OCCUPATIONS             OFFICER SINCE     BY TRUSTEE
------------------------------------------------------------------------------------------------------------
OFFICERS

MICHAEL D. MARTINS (41)       Senior Vice President of Alger Management;          2005             N/A
   Assistant Treasurer        Assistant Treasurer of the six investment
                              companies in the Alger Fund Complex since
                              2004. Formerly Vice President, Brown
                              Brothers Harriman & Co. 1997-2004.
------------------------------------------------------------------------------------------------------------

LISA A. MOSS (41)             Vice President and Assistant General Counsel        2006             N/A
   Assistant Secretary        of Alger Management since June 2006.
                              Formerly Director of Merrill Lynch
                              Investment Managers, L.P. from 2005-2006;
                              Assistant General Counsel of AIM Management,
                              Inc. from 1995-2005.
------------------------------------------------------------------------------------------------------------

BARRY J. MULLEN (53)          Senior Vice President and Chief Compliance          2006             N/A
   Chief Compliance           Officer of Alger Management since May 2006.
   Officer                    Formerly, Director of BlackRock, Inc. from
                              2004-2006; Vice President of J.P. Morgan
                              Investment Management from 1996-2004.
------------------------------------------------------------------------------------------------------------

Ms. Alger and Mr. Karabell are an "interested person" (as defined in the Investment Company Act) of the Fund because of his affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)
--------------------------------------------------------------------------------

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve the New Investment Advisory Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund, with the Fund's sub-adviser providing portfolio management advice with respect to China securities. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had, since inception, been typical of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES

The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the New Investment Advisory Agreement will permit the investment advisory agreement of future Fund series to be combined with the investment advisory agreement for the Fund as a single document.

INVESTMENT PERFORMANCE OF THE FUND

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the overall performance of the Fund had been excellent; they noted, for example, that the Fund's average annual returns for the one- and two-year periods ended August 31, 2006 and since inception, and its return for the year to date at August 31, 2006, had substantially exceeded those of its peers and its benchmarks. They also noted, however, that the services of the Fund's former sub-adviser had presumably contributed to this performance and that a new sub-adviser would be responsible for the Fund's investments in China securities in at least the immediate future.

FUND FEE AND EXPENSE RATIO; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed the Fund's management

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were approximately at the median for the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of the fee against the nature, extent and quality of the services to be provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current size of the Fund and the level of profitability of the Fund to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the management fee, and that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Fund's equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

o The Board concluded that the Fund's overall performance had been excellent, while noting that a portion of that performance was attributable to the services of the Fund's former sub-adviser.

o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

APPROVAL OF THE SUB-ADVISORY AGREEMENT
--------------------------------------------------------------------------------

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Martin Currie and Alger Management.

In evaluating the New Sub-Advisory Agreement, the Trustees drew on extensive materials relating to Martin Currie that had been provided to them in advance of the meeting, including a detailed account of (1) Martin Currie's experience, resources and current investment management business relating to Greater China securities, (2) its organizational structure and personnel, including the individual designated to act as co-portfolio manager for the Fund with Messrs. Chung and Karabell, as well as others in the organization who contribute to Martin Currie's Greater China portfolio management activities, and the compensation program for portfolio management personnel, (3) its general investment philosophy, policies and procedures, including its research practices and resources and its portfolio trading practices, (4) its regulatory history and its policies and procedures relating to legal and regulatory matters, and
(5) its code of ethics and policies relating to personal trading and conflicts of interest. The

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Trustees were also furnished with a lengthy and detailed document setting forth Martin Currie's compliance policies and procedures, a summary of the annual report of Martin Currie's Chief Compliance Officer, a copy of Martin Currie's registration statement on Form ADV as filed with the SEC, the annual report of Martin Currie's corporate parent, Martin Currie Limited ("MCL"), containing audited consolidated financial statements for MCL and its subsidiaries (including Martin Currie), and a report by KPMG LLP on its examination of the internal investment management controls of MCL and certain of its subsidiaries (including Martin Currie). Additional materials had been provided in advance of the meeting by Alger Management and counsel to the Fund, including a memorandum from counsel discussing the Trustees' legal responsibilities in evaluating the New Sub-Advisory Agreement, a memorandum from Mr. Karabell describing in detail Alger Management's search for a new sub-adviser to replace the Prior Sub-Adviser and the basis for recommending the selection of Martin Currie, and a copy of the New Sub-Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES; INVESTMENT PERFORMANCE

In considering the nature, extent and quality of the services to be provided by Martin Currie pursuant to the New Sub-Advisory Agreement, the Trustees relied on the foregoing materials and discussions with Mr. Karabell and other Alger Management personnel. They noted Martin Currie's extensive background and resources as an investment management company in general and with respect to Greater China investments in particular, the considerable experience and qualifications of the Martin Currie personnel who would be supplying portfolio management services to the Fund, the apparent financial soundness of the group of companies of which Martin Currie is a part, Martin Currie's unblemished regulatory and legal history, and its extensive and apparently well-managed and fundamentally sound compliance procedures and internal controls. They also considered the account in Mr. Karabell's memorandum of the lengthy process by which Alger Management arrived at its recommendation of Martin Currie as the best qualified among eight prospective sub-advisers as measured against a list of important criteria and of the congenial fit of Martin Currie's investment approach with that of Alger Management and the Fund. As to performance history, they noted that none specifically relating to the Fund was available because Martin Currie was being newly considered, but noted Alger Management's opinion that the firm's overall performance was acceptable relative both to an appropriate benchmark of China securities and to that of the other candidates. The Trustees concluded that Martin Currie's experience, resources and strength in the areas of importance to the Fund are considerable and that their control and compliance programs appear to be satisfactory.

PROFITABILITY; ECONOMIES OF SCALE; SUB-ADVISORY FEE

In evaluating the proposed sub-advisory fee to the paid to Martin Currie, the Trustees did not consider the potential profitability of the New Sub-Advisory Agreement to Martin Currie and its affiliates because of the considerable uncertainty inherent in any judgment as to costs and revenues associated with a relationship that had not yet commenced. As to the topic of economies of scale, the Trustees concluded that the topic

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

would be more appropriately addressed in the course of a review of the Fund's Investment Management Agreement with Alger Management. As to the sub-advisory fee itself, the Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Martin Currie would be providing to the Fund and of the fee to be paid by the Fund to Alger Management, there was no reason not to conclude that, as an initial determination, the fee was fair and reasonable. Nor did they consider, at the outset of the relationship with Martin Currie, that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the New Sub-Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

o The Board concluded that it was reasonable to expect that the nature, extent and quality of the services to be provided by Martin Currie would be adequate and appropriate.

o The Board concluded that, on the basis of Martin Currie's general performance as a manager of investments in China securities, the new sub-adviser's contribution to the Fund's overall performance could reasonably be expected to be satisfactory.

o The Board concluded that the fee to be paid to Martin Currie by Alger Management was reasonable, notwithstanding that a determination at this point as to the future profitability of Martin Currie's relationship with the Fund would be impracticable.

o The Board determined that attention to economies of scale was more appropriately paid in the context of a review of the Investment Advisory Agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 254-3796 or online on the Fund's website at http://www.chinausgrowthfund.com or on the EDGAR Database on the SEC's web site (http://www.sec.gov).

QUARTERLY FUND HOLDINGS
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.chinausgrowthfund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 254-3796.

THE CHINA-U.S. GROWTH FUND
--------------------------------------------------------------------------------

111 Fifth Avenue
New York, NY 10003
(800) 254-3796
www.chinausgrowthfund.com

INVESTMENT MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

GO PAPERLESS WITH ALGER ELECTRONIC DELIVERY SERVICE

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at WWW.ICSDELIVERY.COM/ALGER.

[ALGER LOGO]

AAC 103106

                                  [ALGER LOGO]

                                                                      SAC 103106

ITEM 2. CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b) Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e) Not applicable.

      (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a) Audit Fees:

         October 31, 2006                               $26,700
         October 31, 2005                               $25,600

      b) Audit-Related Fees: NONE

      c) Tax Fees for tax advice, tax compliance and tax planning:

         October 31, 2006                               $4,120
         October 31, 2005                               $3,720

      d) All Other Fees:

         October 31, 2006                               $6,000
         October 31, 2005                               $5,000

         Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

      e) 1) Audit Committee Pre-Approval Policies And Procedures:

         Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

         2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

      f) Not Applicable

      g) Non-Audit Fees:

                  October 31, 2006       $217,212 and 26,884 Euros
                  October 31, 2005       $201,831 and 56,050 Euros

      h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      The China-U.S. Growth Fund

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: December 20, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: December 20, 2006

      By: /s/Frederick A. Blum

          Frederick A. Blum

          Treasurer

      Date: December 20, 2006